NEWS RELEASE
W. R. Berkley Corporation 475 Steamboat Road Greenwich, Connecticut 06830 (203) 629-3000

FOR IMMEDIATE RELEASE     CONTACT:    Karen A. Horvath
Vice President - External
Financial Communications
(203) 629-3000

W. R. Berkley Corporation Reports Second Quarter 2026 Results
Gross Premiums Written Increased to a Record $4.1 Billion; Record Quarterly Net Investment Income of $418.7 Million; Return on Equity of 18.6% and Operating Return on Equity of 20.5%
Greenwich, CT, July 20, 2026 - W. R. Berkley Corporation (NYSE: WRB) today reported its second quarter 2026 results.
Summary Financial Data
(Amounts in thousands, except per share data)

	Second Quarter		Six Months
	2026	2025	2026	2025

Gross premiums written	$4,144,000	$3,977,769	$7,929,766	$7,661,708
Net premiums written	3,430,234	3,351,439	6,604,580	6,484,742

Net income to common stockholders	452,261	401,288	967,478	818,860
Net income per diluted share	1.15	1.00	2.46	2.05

Operating income (1)	497,145	420,486	1,011,402	840,442
Operating income per diluted share (1)	1.27	1.05	2.57	2.10

Return on equity (2)	18.6%	19.1%	19.9%	19.5%
Operating return on equity (1) (2)	20.5%	20.0%	20.9%	20.0%
(1)Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains (losses) and related expenses and after-tax net foreign currency gains (losses).
(2)Return on equity and operating return on equity represent net income and operating income, respectively, expressed on an annualized basis as a percentage of beginning of year common stockholders’ equity.

W. R. Berkley Corporation        2

Second quarter highlights included:
•Return on equity of 18.6% and operating return on equity of 20.5%.
•Gross premiums written grew to a record $4.1 billion.
•Pre-tax underwriting income grew 21.8% to $317.5 million.
•Net investment income grew 10.4% to a record $418.7 million.
•Net income and operating income grew 12.7% and 18.2% to $452.3 million and $497.1 million, respectively.
•The current accident year combined ratio before catastrophe losses of 2.0 loss ratio points was 88.1% and reported combined ratio was 90.0%.
•Total capital returned to shareholders was $334.1 million, consisting of $185.5 million of special dividends, $111.5 million of share repurchases and $37.1 million of regular dividends.

Commenting on the Company's performance, W. Robert Berkley, Jr., chairman, chief executive officer, and president, said:
The Company delivered an excellent second quarter in 2026, generating an annualized 20.5% operating return on beginning-of-year stockholders’ equity, driven by outstanding underwriting performance and record net investment income.
Disciplined cycle management has long been and remains a hallmark of the Company’s success. We continue to see attractive opportunities across select liability lines. By focusing on business that offers appropriate risk-adjusted returns and favorable pricing, our Insurance segment grew gross and net premiums written by 5.4% and 3.7%, respectively, to record levels. This disciplined approach resulted in a strong overall 88.1% accident year combined ratio, excluding catastrophe losses.
Net investment income from fixed-maturity securities increased 11.9%, reflecting growth in invested assets and a higher portfolio yield. Credit quality remained excellent, with an average rating of AA-. In addition, current reinvestment rates continue to exceed our annual book yield, which combined with the 3.2-year duration of our fixed-maturity portfolio, provides both opportunity and flexibility.
We returned significant capital to shareholders through $223 million of regular and special dividends and $112 million of share repurchases.
Supported by a strong balance sheet and disciplined capital management, we remain well positioned to create long-term shareholder value. Our unwavering focus on risk-adjusted returns across both underwriting and investing has enabled us to deliver strong performance. We remain confident in our ability to generate excellent returns for shareholders.

W. R. Berkley Corporation        3
Webcast Conference Call
    The Company will hold its quarterly conference call with analysts and investors to discuss its earnings and other information on July 20, 2026, at 5:00 p.m. eastern time. The conference call will be webcast live on the Company's website at https://ir.berkley.com/events-and-presentations/default.aspx. Please log on early to register. A replay of the webcast will be available on the Company's website approximately two hours after the end of the conference call. Additional financial information can be found on the Company's website at https://ir.berkley.com/investor-relations/financial-information/quarterly-results/default.aspx.
About W. R. Berkley Corporation
    Founded in 1967, W. R. Berkley Corporation is an insurance holding company that is among the largest commercial lines writers in the United States and operates worldwide in two segments of the property casualty business: Insurance and Reinsurance & Monoline Excess.

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Forward Looking Information

This is a “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including statements related to our outlook for the industry and for our performance for the year 2026 and beyond, are based upon the Company’s historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. They are subject to various risks and uncertainties, including but not limited to: the cyclical nature of the property casualty industry; the impact of significant competition, including new entrants to the industry; the long-tail and potentially volatile nature of the insurance and reinsurance business; product demand and pricing; claims development and the process of estimating reserves; investment risks, including those of our portfolio of fixed maturity securities and investments in equity securities, including investments in financial institutions, foreign government bonds, municipal bonds, mortgage-backed securities, loans receivable, investment funds, including real estate, merger arbitrage, energy-related and private equity investments; the effects of emerging claim and coverage issues; the uncertain nature of damage theories and loss amounts, including claims for cyber security-related risks; the increasing use of artificial intelligence technologies by us or third-parties on which we rely could expose us to technological, security, legal, and other risks; natural and man-made catastrophic losses, including as a result of terrorist activities or the ongoing conflict with Iran; the risk of future pandemics, as well as the continuing effects of the COVID-19 pandemic; the impact of climate-related risks, which may alter the frequency and increase the severity of catastrophe events; general economic and market activities, including inflation, the risk of recession, changing interest rates, the impact of tariffs and volatility in the credit and capital markets; the impact of the conditions in the financial markets and the global economy, and the potential effect of legislative, regulatory, accounting or other initiatives taken in response to such conditions, on our results and financial condition; foreign currency and political risks relating to our international operations; our ability to attract and retain key personnel and qualified employees; continued availability of capital and financing; the success of our new ventures or acquisitions and the availability of other opportunities; the availability of reinsurance; our retention under the Terrorism Risk Insurance Program Reauthorization Act of 2019; the ability or willingness of our reinsurers to pay reinsurance recoverables owed to us; other legislative and regulatory developments, including those related to business practices in the insurance industry; credit risk related to our policyholders, independent agents and brokers; changes in the ratings assigned to us or our insurance company subsidiaries by rating agencies; the availability of dividends from our insurance company subsidiaries; cyber security breaches of our information technology systems and the information technology systems of our vendors and other third parties, or related processes and systems; the effectiveness of our controls to ensure compliance with guidelines, policies and legal and regulatory standards; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause our actual results for the year 2026 and beyond to differ materially from those expressed in any forward-looking statement we make. Any projections of growth in our revenues would not necessarily result in commensurate levels of earnings. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

# # #

W. R. Berkley Corporation        5

Consolidated Financial Summary
(Amounts in thousands, except per share data)

	Second Quarter		Six Months
	2026	2025	2026	2025
Revenues:
Net premiums written	$3,430,234	$3,351,439	$6,604,580	$6,484,742
Change in net unearned premiums	(242,845)	(253,254)	(302,019)	(374,176)
Net premiums earned	3,187,389	3,098,185	6,302,561	6,110,566
Net investment income	418,714	379,303	823,048	739,595
Net investment (losses) gains:
Net realized and unrealized (losses) gains on investments	(55,131)	30,533	(70,760)	46,244
Change in allowance for credit losses on investments	(59)	440	(205)	1,084
Net investment (losses) gains	(55,190)	30,973	(70,965)	47,328
Revenues from non-insurance businesses	134,427	128,839	290,978	257,748
Insurance service fees	30,620	32,757	58,849	61,686
Other income	159	751	1,982	1,284
Total Revenues	3,716,119	3,670,808	7,406,453	7,218,207
Expenses:
Loss and loss expenses	1,960,532	1,955,424	3,896,556	3,856,216
Other operating costs and expenses	1,025,920	1,039,307	1,996,579	1,989,217
Expenses from non-insurance businesses	122,741	122,437	258,583	248,801
Interest expense	31,728	31,777	63,438	63,504
Total expenses	3,140,921	3,148,945	6,215,156	6,157,738
Income before income tax	575,198	521,863	1,191,297	1,060,469
Income tax expense	(122,892)	(121,155)	(223,416)	(242,411)
Net Income before noncontrolling interests	452,306	400,708	967,881	818,058
Noncontrolling interest	(45)	580	(403)	802
Net income to common stockholders	$452,261	$401,288	$967,478	$818,860

Net income per share:
Basic	$1.16	$1.01	$2.48	$2.06
Diluted	$1.15	$1.00	$2.46	$2.05

Average shares outstanding (1):
Basic	389,156	397,016	390,702	396,972
Diluted	391,804	400,368	393,316	400,098

(1)Basic shares outstanding consist of the weighted average number of common shares outstanding during the period (including shares held in a grantor trust). Diluted shares outstanding consist of the weighted average number of basic and common equivalent shares outstanding during the period.

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Business Segment Operating Results
(Amounts in thousands, except ratios) (1)

	Second Quarter		Six Months
	2026	2025	2026	2025
Insurance:
Gross premiums written	$3,802,768	$3,606,887	$7,164,335	$6,823,840
Net premiums written	3,123,983	3,013,703	5,903,700	5,708,158
Net premiums earned	2,826,030	2,728,784	5,591,522	5,371,291
Pre-tax income	578,572	512,672	1,103,235	1,022,177
Loss ratio	63.1%	63.8%	63.5%	63.9%
Expense ratio	28.3%	28.3%	28.3%	28.0%
GAAP Combined ratio	91.4%	92.1%	91.8%	91.9%

Reinsurance & Monoline Excess:
Gross premiums written	$341,232	$370,882	$765,431	$837,868
Net premiums written	306,251	337,736	700,880	776,584
Net premiums earned	361,359	369,401	711,039	739,275
Pre-tax income	145,506	127,299	288,212	247,679
Loss ratio	49.2%	57.7%	48.8%	57.7%
Expense ratio	30.1%	29.7%	30.2%	28.7%
GAAP Combined ratio	79.3%	87.4%	79.0%	86.4%

Corporate and Eliminations:
Net investment (losses) gains	$(55,190)	$30,973	$(70,965)	$47,328
Interest expense	(31,728)	(31,777)	(63,438)	(63,504)
Other expenses	(61,962)	(117,304)	(65,747)	(193,211)
Pre-tax loss	(148,880)	(118,108)	(200,150)	(209,387)

Consolidated:
Gross premiums written	$4,144,000	$3,977,769	$7,929,766	$7,661,708
Net premiums written	3,430,234	3,351,439	6,604,580	6,484,742
Net premiums earned	3,187,389	3,098,185	6,302,561	6,110,566
Pre-tax income	575,198	521,863	1,191,297	1,060,469
Loss ratio	61.5%	63.1%	61.8%	63.1%
Expense ratio	28.5%	28.5%	28.6%	28.2%
GAAP Combined ratio	90.0%	91.6%	90.4%	91.3%

(1)Loss ratio is losses and loss expenses incurred expressed as a percentage of premiums earned. Expense ratio is underwriting expenses expressed as a percentage of premiums earned. GAAP combined ratio is the sum of the loss ratio and the expense ratio.

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Supplemental Information
(Amounts in thousands)

	Second Quarter		Six Months
	2026	2025	2026	2025
Net premiums written:
Other liability	$1,247,483	$1,218,988	$2,366,901	$2,327,253
Short-tail lines (1)	734,374	706,298	1,365,362	1,306,490
Auto	461,856	448,678	879,668	837,832
Workers' compensation	346,866	340,891	675,884	681,498
Professional liability	333,404	298,848	615,885	555,085
Total Insurance	3,123,983	3,013,703	5,903,700	5,708,158
Casualty (2)	162,948	188,929	320,934	375,718
Property (2)	110,884	115,926	219,897	248,084
Monoline excess	32,419	32,881	160,049	152,782
Total Reinsurance & Monoline Excess	306,251	337,736	700,880	776,584
Total	$3,430,234	$3,351,439	$6,604,580	$6,484,742

Current accident year losses from catastrophes:
Insurance	$59,784	$77,631	$135,259	$148,248
Reinsurance & Monoline Excess	2,584	21,603	2,786	62,094
Total	$62,368	$99,234	$138,045	$210,342

Net Investment income:
Core portfolio (3)	$370,906	$328,363	$725,397	$645,303
Investment funds	28,782	27,268	68,311	54,291
Arbitrage trading account	19,026	23,672	29,340	40,001
Total	$418,714	$379,303	$823,048	$739,595

Net realized and unrealized (losses) gains on investments:
Net realized losses on investments	$(37,121)	$(33,097)	$(48,256)	$(37,333)
Change in unrealized (losses) gains on equity securities	(18,010)	63,630	(22,504)	83,577
Total	$(55,131)	$30,533	$(70,760)	$46,244

Other operating costs and expenses:
Policy acquisition and insurance operating expenses	$909,344	$882,099	$1,798,528	$1,720,345
Insurance service expenses	25,468	24,287	48,634	47,534
Net foreign currency losses (gains)	1,974	55,396	(15,037)	74,774
Other costs and expenses	89,134	77,525	164,454	146,564
Total	$1,025,920	$1,039,307	$1,996,579	$1,989,217

Cash flow from operations	$800,047	$703,806	$1,467,904	$1,447,624

Reconciliation of net income to operating income:
Net income	$452,261	$401,288	$967,478	$818,860
Pre-tax investment losses (gains), net of related expenses	55,190	(30,973)	70,965	(47,328)
Pre-tax net foreign currency losses (gains)	1,974	55,396	(15,037)	74,774
Income tax benefit	(12,280)	(5,225)	(12,004)	(5,864)
Operating income after-tax (4)	$497,145	$420,486	$1,011,402	$840,442
(1)Short-tail lines include commercial multi-peril (non-liability), inland marine, accident and health, fidelity and surety, boiler and machinery, high net worth homeowners and other lines.
(2)Includes reinsurance casualty and property and certain program management business.
(3)Core portfolio includes fixed maturity securities, equity securities, cash and cash equivalents, real estate and loans receivable.
(4)Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains (losses) and after tax net foreign currency gains (losses). Net investment gains (losses) are computed net of related expenses, including performance-based compensatory costs associated with realized investment gains. Management believes this measurement provides a useful indicator of trends in the Company's underlying operations.

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Selected Balance Sheet Information
(Amounts in thousands, except per share data)

	June 30, 2026	December 31, 2025

Net invested assets (1)	$34,168,931	$33,173,381
Total assets	45,677,113	43,926,843
Reserves for losses and loss expenses	23,182,240	22,207,773
Senior notes and other debt	1,829,445	1,829,198
Subordinated debentures	1,010,887	1,010,527
Common stockholders' equity (2)	9,833,239	9,700,818
Common stock outstanding (3)	371,058	377,156
Book value per share (4)	26.50	25.72
Tangible book value per share (4)	25.89	25.11

(1)Net invested assets include investments, cash and cash equivalents, trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases, net of related liabilities.
(2)As of June 30, 2026, reflected in common stockholders' equity are after-tax unrealized investment losses of $317 million and unrealized currency translation losses of $323 million. As of December 31, 2025, reflected in common stockholders' equity are after-tax unrealized investment losses of $125 million and unrealized currency translation losses of $326 million.
(3)During the six months ended June 30, 2026, the Company repurchased 6,156,370 shares of its common stock for $413.9 million. During the three months ended June 30, 2026, the Company repurchased 1,684,736 shares of its common stock for $111.5 million. The number of shares of common stock outstanding excludes shares held in a grantor trust (17,378,810 shares).
(4)Book value per share is total common stockholders’ equity divided by the number of common shares outstanding. Tangible book value per share is total common stockholders’ equity excluding the after-tax value of goodwill and other intangible assets divided by the number of common shares outstanding. Adjusted book value per share and adjusted tangible book value per share, including shares held in a grantor trust is $25.31 and $24.73, respectively.

W. R. Berkley Corporation        9
Investment Portfolio
June 30, 2026
(Amounts in thousands, except percentages)

	Carrying Value	Percent of Total
Fixed maturity securities:
United States government and government agencies	$4,402,996	12.9%
State and municipal:
Special revenue	1,025,357	3.0%
State general obligation	211,953	0.6%
Local general obligation	181,600	0.5%
Corporate backed	133,248	0.4%
Pre-refunded	104,561	0.3%
Total state and municipal	1,656,719	4.8%
Mortgage-backed securities:
Agency	4,083,630	12.0%
Commercial	206,784	0.6%
Residential - Prime	193,880	0.6%
Residential - Alt A	1,178	0.0%
Total mortgage-backed securities	4,485,472	13.2%
Asset-backed securities	4,076,528	11.9%
Corporate:
Industrial	3,742,941	11.0%
Financial	3,646,986	10.7%
Utilities	1,692,946	4.9%
Other	195,222	0.6%
Total corporate	9,278,095	27.2%
Foreign government	2,000,182	5.8%
Total fixed maturity securities (1)	25,899,992	75.8%
Equity securities available for sale:
Common stocks	883,940	2.6%
Preferred stocks	618,297	1.8%
Total equity securities available for sale	1,502,237	4.4%
Cash and cash equivalents (2)	2,426,400	7.1%
Investment funds	1,431,427	4.2%
Real estate	1,350,849	3.9%
Arbitrage trading account	1,292,382	3.8%
Loans receivable	265,644	0.8%
Net invested assets	$34,168,931	100.0%

(1)Total fixed maturity securities had an average rating of AA- and an average duration of 3.2 years, including cash and cash equivalents.
(2)Cash and cash equivalents includes trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.